MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio, each a series of the Trust, into MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 5th of August, 2008.


                             /s/ Stephen M. Alderman
                            --------------------------
                                 Stephen M. Alderman, Trustee
                                 Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio, each a series of the Trust, into MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 5th of August, 2008.


                              /s/ Jack R. Borsting
                              -----------------------
                                  Jack R. Borsting, Trustee
                                  Met Investors Series Trust

                           MET INVESTORS SERIES TRUST


                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio, each a series of the Trust, into MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 5th of August, 2008.



                               /s/ Robert Boulware
                             ------------------------
                                   Robert Boulware, Trustee
                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio, each a series of the Trust, into MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 5th of August, 2008.



                               /s/ Daniel A. Doyle
                            -------------------------
                                   Daniel A. Doyle, Trustee
                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio, each a series of the Trust, into MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 5th of August, 2008.


                               /s/ Susan C. Gause
                             -------------------------
                                   Susan C. Gause, Trustee
                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio, each a series of the Trust, into MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 5th of August, 2008.


                               /s/ Dawn M. Vroegop
                            -----------------------
                                   Dawn M. Vroegop, Trustee
                                   Met Investors Series Trust